Putnam
Minnesota
Tax Exempt
Income Fund

SEMIANNUAL REPORT
November 30, 1997

[LOGO: BOSTON * LONDON * TOKYO]

Fund highlights

* "I now believe that the next scarcity will be in municipal bonds and that the dearth will last a decade or more. That means higher prices and lower yields. It means buy your municipals now."

                             --  Marilyn Cohen,
                                "Why Munis Are a Compelling Buy -- Now"
                                 Forbes, October 20, 1997

* "Minnesota's strong economy continues to provide a solid credit backdrop for its municipal market, and although the state's limited supply of securities is challenging, we continue to find ample opportunity to increase income while minimizing price volatility."

                             --  Leslie J. Burke, manager
                                 Putnam Minnesota Tax Exempt Income Fund

   CONTENTS

 4 Report from Putnam Management

 9 Fund performance summary

12 Portfolio holdings

16 Financial statements



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

The global flight to the relative safety of bonds in the aftermath of the Southeast Asian currency crisis in late October provided a dramatic and positive finale to the first half of Putnam Minnesota Tax Exempt Income Fund's fiscal year. In the five months prior to that flare-up, the U.S. municipal bond market had demonstrated solid, albeit tenuous, strength as many investors cautiously set aside their lingering concerns about the economy, interest rates, and renewed inflation.

Recognizing the fragility of the generally positive environment both prior to and following the disruption in global markets, Fund Manager Leslie Burke had pursued a slightly defensive policy in managing the fund. As the year unfolded, however, she concluded that a somewhat more dynamic strategy was in order and began adjusting the portfolio accordingly.

In the report that follows, Leslie provides the specifics of her strategic shift as well as details about the fiscal year's first half. Then she offers some insights into what she believes is in store for the rest of the period.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
January 21, 1998



Report from the Fund Manager
Leslie J. Burke

Putnam Minnesota Tax Exempt Income Fund closed the semiannual period on a positive note, although the state's economic prosperity continued to limit the supply of municipal securities available for fund investment. Nonetheless, our duration management strategy and well-chosen sector concentrations produced solid performance and allowed the fund to continue providing investors with a steady stream of current tax-exempt income. For the six months ended November 30, 1997, the fund provided a total return of 4.75% at net asset value (-0.27% at public offering price) for class A shares. Results for class B and class M shares and for longer periods can be found on pages 9 and 10.

* MUNICIPAL MARKET FEELS EFFECTS OF OCTOBER CORRECTION

An atmosphere of low volatility and narrow trading ranges characterized fixed-income markets for most of 1997. This lack of direction stemmed from an ongoing tug of war between high economic growth (negative for the bond market) and favorable low inflation news (positive for the bond market). The Pacific Rim crisis and worldwide equity market correction that took place the week of October 27 changed all that. For a short time afterward, the municipal market -- normally somewhat removed from such events -- became caught up in the worldwide volatility. However, by the end of November, things had begun to settle down and municipal bonds began benefiting from investors' shift toward fixed-income investments.

Throughout most of the year, the low interest-rate environment encouraged a spate of new issues and refundings. This overabundance of supply held back municipal bond prices for a while until the October correction resulted in an explosive rally for bonds. Since then, municipal bond yields have become unusually attractive relative to taxable Treasuries, and we have been taking full advantage of the resulting opportunities.

* DEFENSIVE POSITIONING TARGETS INCOME, LIMITS VOLATILITY

During the final month and a half of the semiannual period, interest rates drifted lower, as investors concluded that the Southeast Asian situation was having a deflationary effect on the U.S. economy. This appears to preclude a near-term rise in inflation or any immediate Federal Reserve Board action on interest rates. However, we believe that interest rates will begin to rise sometime during 1998 once investors refocus their attention on the economic strength and tight labor conditions in the United States. To protect the portfolio's net asset value in today's somewhat unsettled market conditions -- and cushion it against the potential for higher interest rates ahead -- we have continued to maintain a defensive investment strategy.

Duration management remains a key component of this strategy. Quite simply, duration is a mathematical measure used to indicate how much the prices of portfolio holdings are likely to move up or down with each percentage-point shift in interest rates. By carefully monitoring and adjusting the fund's duration profile, we are better able to manage its interest-rate risk. Typically a shorter duration can help preserve portfolio value when interest rates rise, and consequently, the fund has maintained a relatively short duration during the past six months.


[GRAPHIC OMITTED: HORIZONTAL BAR CHART TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Hospitals/health care            25.0%

Education                        22.0%

Housing                          11.6%

Utilities                         9.9%

Water and sewerage                7.1%

Footnote reads:
* Based on net assets as of 11/30/97. Holdings will vary over time.


Given the inverse relationship between a bond's yield and its price, it's no surprise that just as municipal bond yields have become so attractive relative to taxable Treasuries, their prices have also become inexpensive. In fact, this situation reflects a seasonal municipal bond supply surge that has not been met with equally strong demand. The supply/demand imbalance should gradually correct itself as we move farther into 1998. In anticipation of this shift, we have been taking advantage of current prices to become fully invested in the market. Because this move could result in a longer duration than we deem prudent, we have balanced our municipal investments by selling Treasury futures contracts. This strategy has pushed the portfolio's duration back down to a point that is slightly shorter than its competitive benchmark.

We have continued our attempts to minimize the portfolio's volatility by scrutinizing the call structure of individual securities and concentrating on holdings that are less sensitive to interest-rate changes. Thus, we have maintained our focus on intermediate-term municipal securities as well as on lower-rated higher-coupon bonds. The strength of the economy has continued to compress credit spreads between various sectors of the municipal market, and these lower-rated higher-yielding bonds have been outperforming. Because these securities trade on their own credit quality and structural merits, they are less sensitive to interest-rate movements than other high-yield investments. One of our recent high-coupon bond purchases was in the utilities sector, a very well-structured bond issued by Northern Minnesota Power. While this holding, along with others discussed in this report, was viewed favorably at the end of the fiscal period, all are subject to review and comment in accordance with the fund's investment strategy and may vary in the future.

* SECTOR ALLOCATIONS REFLECT STATE'S CONTINUED ECONOMIC VIGOR

Minnesota's business climate has remained quite favorable over the semiannual period with real estate valuations rising, job creation growing, and ample revenues flowing into the coffers of the state and local municipalities. This environment has created a positive credit backdrop for municipal bonds and continues to make tax-backed issues such as local general obligation bonds in high demand among retail and institutional investors. However, these conditions have also severely limited the supply of structurally favorable bonds, since municipalities with hefty tax revenues have reduced need for bond financing. To capitalize on these positive market conditions, we recently reentered the industrial revenue bond sector while increasing the portfolio's exposure to utilities and local general obligation bonds -- two sectors that have benefited from the state's strong economy.


[GRAPHIC OMITTED: PIE CHART CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

A               13.7%

Aa              21.4%

Aaa             46.8%

Ba              13.0%

Baa              5.1%

Footnote reads:
* As a percentage of market value as of 11/30/97. A bond rated Baa or higher is considered investment grade. All ratings reflect Moody's descriptions unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


Health care, higher education, and housing also continue to represent significant investment sectors for the fund. In fact, we recently increased our higher education holdings with the purchase of bonds issued by two well-established colleges with good credit standing: St. John's College and St. Thomas College. The fund's health-care holdings actually decreased just after the close of the semiannual period, as one of our major holdings, a bond issued by Healtheast Hospital, was called out of the market on December 15, 1997. The hospital is taking advantage of the current low interest rates to reduce its borrowing costs by refinancing its debt. In addition to redeploying assets into the sectors and bonds discussed above, the fund did purchase some of the new Healtheast Hospital bonds as well, since they were well structured and provide good tax exempt income.

* CONSTRUCTIVE, CAUTIOUS OUTLOOK

While Minnesota's severely limited supply of municipal investments continues to extend the time line for implementing some of our strategies, the state's sound economy continues to provide a favorable backdrop for the market. We plan to retain our defensive posture, however, for as time goes on, we still believe that tight U.S. labor market conditions will exert moderate upward pressure on interest rates. We believe that our focus on key strategies such as careful security selection and reducing call risk and interest-rate sensitivity in the portfolio should serve us very well as we move farther into 1998. At the same time, the fund's full investment in the municipal market should position it to benefit once bond supply drops and demand rises after January 1.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 11/30/97, there is no guarantee the fund will continue to hold these securities in the future.



Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Minnesota Tax Exempt Income Fund is designed for investors seeking a high level of current income free from federal and state income tax consistent with preservation of capital.

TOTAL RETURN FOR PERIODS ENDED 11/30/97

                          Class A          Class B          Class M
(inception date)        (10/23/89)        (7/15/93)         (4/3/95)
                        NAV     POP      NAV    CDSC      NAV     POP
------------------------------------------------------------------------------
6 months               4.75%  -0.27%    4.41%  -0.59%    4.59%   1.20%
------------------------------------------------------------------------------
1 year                 6.12    1.10     5.44    0.44     5.69    2.31
------------------------------------------------------------------------------
5 years               36.67   30.17    31.61   29.61    34.43   30.02
Annual average         6.45    5.41     5.65    5.32     6.10    5.39
------------------------------------------------------------------------------
Life of fund          73.74   65.56    63.09   63.09    68.29   62.84
Annual average         7.06    6.42     6.22    6.22     6.64    6.20
------------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 11/30/97

                                  Lehman Bros.                Consumer
                              Municipal Bond Index           Price Index
------------------------------------------------------------------------------
6 months                             5.40%                      0.87%
------------------------------------------------------------------------------
1 year                               7.18                       1.83
------------------------------------------------------------------------------
5 years                             42.06                      13.73
Annual average                       7.27                       2.61
------------------------------------------------------------------------------
Life of fund                        88.86                      28.58
Annual average                       8.18                       3.16
------------------------------------------------------------------------------

Returns for class A and class M shares reflect the current maximum initial sales charges of 4.75% and 3.25%, respectively. Class B share returns for the 1-, 5-, and 10-year (where available) and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and, in the case of class B and class M shares, the higher operating expenses applicable to such shares. All returns assume reinvestment of distributions at NAV and represent past performance; they do not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

PRICE AND DISTRIBUTION INFORMATION
6 months ended 11/30/97

                                Class A         Class B          Class M
------------------------------------------------------------------------------
Distributions (number)             6               6                6
------------------------------------------------------------------------------
Income                         $0.231351       $0.201039        $0.217741
------------------------------------------------------------------------------
Capital gains1                        --              --               --
------------------------------------------------------------------------------
  Total                        $0.231351       $0.201039        $0.217741
------------------------------------------------------------------------------
Share value:                  NAV     POP          NAV         NAV     POP
------------------------------------------------------------------------------
5/31/97                     $8.95   $9.40        $8.92       $8.94   $9.24
------------------------------------------------------------------------------
11/30/97                     9.14    9.60         9.11        9.13    9.44
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current dividend rate2       5.02%   4.78%        4.38%       4.73%   4.58%
------------------------------------------------------------------------------
Taxable equivalent3          9.08    8.64         7.92        8.56    8.29
------------------------------------------------------------------------------
Current 30-day SEC yield4    4.77    4.54         4.18        4.52    4.38
------------------------------------------------------------------------------
Taxable equivalent3          8.63    8.21         7.56        8.18    7.92
------------------------------------------------------------------------------
1 Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.
2 Income portion of most recent distribution, annualized and divided by
  NAV or POP at end of period.
3 Assumes maximum 44.73% combined federal and state tax rate. Results for investors subject to lower tax rates would not be as advantageous.
4 Based only on investment income, calculated using SEC guidelines.

TOTAL RETURN FOR PERIODS ENDED 12/31/97
(most recent calendar quarter)

                                Class A          Class B         Class M
(inception date)              (10/23/89)        (7/15/93)        (4/3/95)
                              NAV     POP      NAV    CDSC      NAV     POP
------------------------------------------------------------------------------
6 months                     4.52%  -0.45%    4.22%  -0.79%    4.50%   1.12%
------------------------------------------------------------------------------
1 year                       7.40    2.29     6.74    1.74     7.22    3.75
------------------------------------------------------------------------------
5 years                     36.36   29.91    31.41   29.41    34.25   29.87
Annual average               6.40    5.37     5.62    5.29     6.07    5.37
------------------------------------------------------------------------------
Life of fund                75.26   67.01    64.48   64.48    69.93   64.43
Annual average               7.09    6.46     6.26    6.26     6.69    6.26
------------------------------------------------------------------------------

Performance data represent past results, do not reflect future performance, and will differ for each share class. Investment returns and principal value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. See first page of performance section for performance calculation method.

TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 4.75% sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund. It is not possible to invest directly in an index.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.




Portfolio of investments owned
November 30,1997 (Unaudited)

          Key to Abbreviations
          AMBAC        -- AMBAC Indemnity Corporation
          COP          -- Certificate of Participation
          FSA          -- Financial Security Assurance
          GNMA Coll.   -- Government National Mortgage Association Collateralized
          G.O. Bonds   -- General Obligation Bonds
          IFB          -- Inverse Floating Rate Bonds
          MBIA         -- Municipal Bond Investors Assurance Corporation

MUNICIPAL BONDS AND NOTES (96.8%) *
PRINCIPAL AMOUNT                                                                                 RATINGS**            VALUE

Minnesota (94.3%)
---------------------------------------------------------------------------------------------------------------------------
                  Bemidji, Hosp. Fac. Rev. Bonds (First Mtge.-North
                    Country Hlth. Svcs.)
      $1,200,000    5 5/8s, 9/1/21                                                               A             $  1,222,500
       1,760,000    5 5/8s, 9/1/15                                                               A                1,799,600
         500,000  Centennial Indpt. Sch. Dist. No. 012 G.O. Bonds,
                    Ser. A, FSA, 7.15s, 2/1/12                                                   Aaa                531,250
       1,930,000  Chaska Indl. Dev. Rev. Bonds (Lifecore Biomedical Inc.),
                    10 1/4s, 9/1/20                                                              BB-/P            2,212,263
       3,000,000  Cloquet, Poll. Control Rev. Bonds (Potlatch Corp.),
                    5.9s, 10/1/26                                                                A-               3,123,750
       1,000,000  Duluth, Econ. Dev. Auth. Hlthcare Fac. Rev. Bonds
                    (Duluth Clinic), AMBAC, 6.3s, 11/1/22                                        Aaa              1,077,500
       1,000,000  Duluth Gross Rev. Bonds (Duluth Entertainment),
                    7.6s, 12/1/11                                                                Baa              1,127,500
         950,000  Duluth, Hosp. Rev. Bonds (St. Luke's Hosp.), 9s, 5/1/18                        Aaa                988,788
         500,000  Fergus Falls, Cmnty. Dev. Rev. Bonds (Lincoln -
                    St. Andrews Assn.), 8 3/4s, 11/1/06                                          BB+/P              511,315
       1,000,000  Hutchinson, Indpt. School Dist. No. 423 G.O. Bonds,
                    Ser. A, 5 3/4s, 2/1/13                                                       Aa1              1,055,000
       1,565,000  Intl. Falls, Env. Fac. Rev. Bonds (Boise Cascade Corp.),
                    7.2s, 10/1/24                                                                Baa3             1,774,319
       1,500,000  Intl. Falls, Poll. Ctr. Rev Bonds (Boise Cascade Corp.),
                    5.65s, 12/1/22                                                               BBB              1,505,625
       2,000,000  Minneapolis Single Fam. Rev. Bonds (Phase V), GNMA
                    Coll., 6 1/4s, 4/1/22                                                        Aaa              2,132,500
                  Minneapolis & St. Paul Hsg. & Redev. Auth. Hlth.
                    Care Syst. Rev. Bonds
       4,000,000  (Group Hlth. Plan Inc.), 6.9s, 12/1/22                                         A3               4,425,000
       2,000,000  (Hlth. One Obligated Group), Ser. A, MBIA,
                    6 3/4s, 8/15/14                                                              Aaa              2,147,500
       1,105,000  Minneapolis, Cmnty. Dev. Agcy. Supported Dev.
                    Rev. Bonds (Grace-Lee Products Inc.), Ser. 91-3,
                    8 1/4s, 12/1/11                                                              A-               1,227,931
                  Minneapolis, G.O. Bonds (Sports Arena)
       3,000,000    5.2s, 10/1/24                                                                Aaa              3,022,500
       1,500,000    5 1/8s, 10/1/20                                                              Aaa              1,501,875
       1,675,000  Minneapolis, Sales Tax G.O. Bonds, 6 1/4s, 4/1/12                              Aaa              1,811,094
       3,050,000  Minneapolis, Special Sch. Dist. No. 1 G.O. Bonds,
                    5s, 2/1/12                                                                   Aa1              3,061,437
         575,000  Minneapolis-St. Paul, Hsg. Fin. Board Single Fam. Mtge.
                    Rev. Bonds (Phase VI), Ser. A, GNMA Coll.,
                    8.3s, 8/1/21                                                                 AAA                590,301
       2,715,000  Minnetonka, Indpt. School Dist No. 276 Rev. Bonds,
                    Ser. B, 5 3/4s, 2/1/22                                                       Aa1              2,816,813
                  MN Agricultural & Econ. Dev. Board Rev. Bonds
                    (Small Bus. Dev. Loan Program)
         575,000    Ser. E-Lot 1, 8 1/2s, 8/1/10                                                 BB+/P              592,808
         400,000    Ser. A-Lot 2, 8 3/8s, 8/1/09                                                 BB+/P              412,388
         750,000    Ser. B-Lot 1, 7s, 8/1/16                                                     BB+/P              795,000
                  MN Pub. Fac. Auth. Wtr. Poll. Control Rev. Bonds
       1,500,000    Ser. A, 6.95s, 3/1/13                                                        Aaa              1,650,000
       3,000,000    Ser. A, 6 1/2s, 3/1/14                                                       Aaa              3,303,750
       3,000,000    Ser. B, 5s, 3/1/18                                                           Aaa              2,966,250
       2,245,000    Ser. B, 5s, 3/1/17                                                           Aaa              2,225,356
                  MN State Higher Ed. Fac. Auth. Rev. Bonds
       1,000,000    (U. St. Thomas), Ser. 3-C, 7 1/8s, 9/1/14                                    Aaa              1,085,000
         580,000    (U. St. Thomas), Ser. 4-P, 5.4s, 4/1/23                                      A2                 572,750
       1,000,000    (St. Johns U.), Ser. 4-L, 5.35s, 10/1/17                                     A3               1,006,250
       1,000,000    MN State G.O. Bonds, 6s, 8/1/05                                              Aaa              1,102,500
       3,000,000  MN State Duluth Arpt. Tax Increment G.O. Bonds,
                    Ser. 95A, 6 1/4s, 8/1/14                                                     Aaa              3,187,500
                  MN State Hsg. Fin. Agcy. Single Fam. Mtge. Rev. Bonds
       1,640,000    Ser. B-1, 6 3/4s, 1/1/26                                                     AA               1,748,650
         975,000    Ser. Q, 6.7s, 1/1/17                                                         AA               1,056,656
       5,000,000  MN State Hsg. Fin. Agcy. Single Fam. Rev. Bonds,
                    Ser. E, 6.85s, 1/1/24                                                        AA               5,368,750
       1,500,000  MN State Hsg. Fin. Agcy. Dev. Rev. Bonds, Ser. A,
                    6.95s, 2/1/14                                                                AA2              1,597,500
                  Morris Hosp. Fac. Rev. Bonds (Stevens Cmnty.
                    Memorial Hosp.)
         250,000    Ser. A, 8 1/4s, 5/1/10                                                       AAA/P              275,625
         500,000    Ser. B, 8 1/4s, 5/1/10                                                       AAA/P              551,250
       1,000,000  North Branch, MN Indpt. School Dist. No. 138 G.O.
                    Bonds, Ser. A, FGIC, 5 1/2s, 2/1/12                                          Aaa              1,030,000
                  North St. Paul Maplewood Indpt. Sch. Dist. No. 622
                    G.O. Bonds, Ser. A, MBIA
       2,000,000    7.1s, 2/1/9                                                                  Aaa              2,315,000
       3,000,000    6 7/8s, 2/1/15                                                               Aaa              3,450,000
                  Northern Muni. Pwr. Agcy. MN Elec. Syst. Rev. Bonds,
       2,000,000    Ser. A, 7 1/4s, 1/1/16                                                       A                2,106,120
       2,450,000    FSA, 5 1/2s, 1/1/07                                                          Aaa              2,597,000
       1,000,000  Northfield College Fac. Rev. Bonds (St. Olaf College),
                    6.4s, 10/1/21                                                                A3               1,061,250
       1,160,000  Ramsey Cnty., G.O.Bonds, Ser. A, 5 3/8s, 2/1/16                                Aaa              1,178,850
                  Rochester Hlth. Care Fac. IFB (Mayo Foundation)
       3,000,000    Ser. E, 7.913s, 11/15/12                                                     AA+              3,352,500
       3,300,000    Ser. H, 7.966s, 11/15/15 #                                                   AA+              3,712,500
       4,000,000  Rochester Hlth. Care Fac. Rev. Bonds (Olmsted
                    Med. Group), 7 1/2s, 7/1/19                                                  BB+/P            4,330,000
       2,440,000  Rochester, Indpt. Sch. Dist. No. 535 G.O. Bonds,
                    Ser. A, 5 1/4s, 2/1/15                                                       Aaa              2,488,800
       2,500,000  Sartell Poll. Control Rev. Bonds (Champion Intl.),
                    6.95s, 10/1/12                                                               Baa1             2,706,250
       2,500,000  SCA Multi-Fam. Mtge. Rev. Bonds (Burnsville),
                    Ser. A-9, FSA, 7.1s, 1/1/30                                                  Aaa              2,790,625
                  Southern MN, Muni. Pwr. Agcy. Syst. Rev. Bonds
         300,000    Ser. A, 8 1/8s, 1/1/18                                                       Aaa                306,981
       1,240,000    Ser. B, 5s, 1/1/13                                                           A2               1,209,000
      10,000,000    MBIA, zero %, 1/1/20                                                         Aaa              3,100,000
       1,760,000  Spring Lake Park, Indpt. School Dist. No. 016
                    Rev. Bonds, MBIA, 5 1/4s, 2/1/17                                             Aaa              1,771,000
       2,400,000  St. Cloud Hosp. Fac. Rev. Bonds (Saint Cloud Hosp.),
                    Ser. C, AMBAC, 6 3/4s, 7/1/11                                                Aaa              2,646,000
                  St. Paul, Hsg. & Hosp. Redev. Auth. Rev. Bonds
                    (Healtheast)
       2,800,000    Ser. B, 9 3/4s, 11/1/17                                                      Ba               2,866,500
       3,500,000    Ser. A, 6 5/8s, 11/1/17                                                      Ba               3,714,375
       1,000,000    Ser. B, 5.85s, 11/1/17                                                       Ba1              1,008,750
       1,500,000    Ser. A, 5.7s, 11/1/15                                                        Ba               1,505,625
       2,475,000  St. Paul, Indpt. Sch. Dist. No. 625 COP, Ser. C,
                    5 1/4s, 2/1/16                                                               AA3              2,484,281
       3,500,000  Todd Morrison & Stearns Cntys., Indpt. Sch. Dist.
                    No. 2753 G.O. Bonds, MBIA, 5s, 4/1/17                                        Aaa              3,421,250
       3,000,000  U. Of Minn. Rev. Bonds, Ser. A, 5 1/2s, 7/1/08                                 AA               3,210,000
       4,310,000  Western MN Muni. Pwr. Agcy. Rev. Bonds, Ser. A,
                    AMBAC, 6 1/4s, 1/1/06                                                        Aaa              4,837,975
                                                                                                               ------------
                                                                                                                134,364,976

Puerto Rico (2.5%)
---------------------------------------------------------------------------------------------------------------------------
       2,150,000  Cmnwlth. of PR, G.O. Bonds, MBIA, 6 1/4s, 7/1/12                               Aaa              2,445,625
       1,000,000  Cmnwlth. of PR, Hwy. & Trans. Auth. Rev. Bonds,
                    Ser. Y, 6 1/4s, 7/1/13                                                       A                1,131,250
                                                                                                               ------------
                                                                                                                  3,576,875
---------------------------------------------------------------------------------------------------------------------------
                  Total Investments (cost $130,026,427) ***                                                    $137,941,851
---------------------------------------------------------------------------------------------------------------------------

  * Percentages indicated are based on net assets of $142,473,177.

 ** The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at November 30, 1997 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at November 30, 1997. Securities rated by Putnam are indicated by "/P" and are not publicly rated.

*** The aggregate identified cost on a tax basis is $130,026,427 resulting in gross unrealized appreciation and depreciation of $8,234,978 and $319,554, respectively, or net unrealized appreciation of $7,915,424.

  # A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at November 30, 1997.

    The rates shown on IFB's, which are securities paying interest rates that vary inversely to changes in the market interest rates are the current interest rates at November 30, 1997.

    The fund had the following industry group concentrations greater than 10% at November 30, 1997 (as a percentage of net assets):

      Hospitals/health care      25.0%
      Education                  22.0
      Housing                    11.6

    The fund had the following insurance concentration greater than 10% at November 30, 1997 (as a percentage of net assets):

      MBIA                       13.1%





---------------------------------------------------------------------------------------------------
Futures Contracts Outstanding at November 30, 1997
(aggregate face value $14,645,688)
                                                                             Unrealized
                               Total Market  Aggregate Face   Expiration    Appreciation/
                                  Value          Value          Date       (Depreciation)

---------------------------------------------------------------------------------------------------
20 yr T-bond Futures
Contracts (Short)              $12,395,500    $12,217,250      Dec 97         $(178,250)
Municipal Bond Index
Futures Contracts (Long)         2,445,625      2,428,438      Dec 97            17,187
---------------------------------------------------------------------------------------------------
                                                                              $(161,063)
---------------------------------------------------------------------------------------------------






Statement of assets and liabilities
November 30, 1997 (Unaudited)

Assets
---------------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost $130,026,427) (Note 1)            $137,941,851
---------------------------------------------------------------------------------------------------
Cash                                                                                         57,790
---------------------------------------------------------------------------------------------------
Interest and other receivables                                                            2,420,816
---------------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                      251,267
---------------------------------------------------------------------------------------------------
Receivable for securities sold                                                            7,033,024
---------------------------------------------------------------------------------------------------
Total assets                                                                            147,704,748

Liabilities
---------------------------------------------------------------------------------------------------
Payable for variation margin                                                                  9,125
---------------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                       237,172
---------------------------------------------------------------------------------------------------
Payable for securities purchased                                                          4,569,811
---------------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                                   74,030
---------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                                212,001
---------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                   22,606
---------------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                                6,748
---------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                  1,070
---------------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                       62,684
---------------------------------------------------------------------------------------------------
Other accrued expenses                                                                       36,324
---------------------------------------------------------------------------------------------------
Total liabilities                                                                         5,231,571
---------------------------------------------------------------------------------------------------
Net assets                                                                             $142,473,177

Represented by
---------------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                        $137,520,239
---------------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                                 62,192
---------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                                    (2,863,615)
---------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                                7,754,361
---------------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                             $142,473,177

Computation of net asset value and offering price
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($101,011,953 divided by 11,055,936 shares)                                                   $9.14
---------------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $9.14)*                                        $9.60
---------------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($39,644,727 divided by 4,353,298 shares)+                                                    $9.11
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($1,816,497 divided by 198,932 shares)                                                        $9.13
---------------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $9.13)**                                       $9.44
---------------------------------------------------------------------------------------------------
 * On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales the offering price is reduced.
** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
 + Redemption price per share is equal to net asset value less any applicable contingent deffered sales charge.

The accompanying notes are an integral part of these financial statements.



Statement of operations
Six months ended November 30, 1997 (Unaudited)

Tax exempt interest income:                                                             $4,223,854
--------------------------------------------------------------------------------------------------

Expenses:
Compensation of Manager (Note 2)                                                           418,805
--------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                              86,988
--------------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                           3,936
--------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                             3,166
--------------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                      101,005
--------------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                      160,359
--------------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                        3,642
--------------------------------------------------------------------------------------------------
Reports to shareholders                                                                     11,914
--------------------------------------------------------------------------------------------------
Registration fees                                                                              307
--------------------------------------------------------------------------------------------------
Auditing                                                                                    13,780
--------------------------------------------------------------------------------------------------
Legal                                                                                        8,389
--------------------------------------------------------------------------------------------------
Postage                                                                                     10,428
--------------------------------------------------------------------------------------------------
Other                                                                                        4,105
--------------------------------------------------------------------------------------------------
Total expenses                                                                             826,824
--------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                 (38,016)
--------------------------------------------------------------------------------------------------
Net expenses                                                                               788,808
--------------------------------------------------------------------------------------------------
Net investment income                                                                    3,435,046
--------------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                           (39,912)
--------------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                           (738,092)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and futures during the period                 3,624,638
--------------------------------------------------------------------------------------------------
Net gain on investments                                                                  2,846,634
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                    $6,281,680
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Statement of changes in net assets

                                                                                   Six months ended         Year ended
                                                                                        November 30             May 31
                                                                                               1997*              1997
----------------------------------------------------------------------------------------------------------------------
Increase in net assets
----------------------------------------------------------------------------------------------------------------------
Operations:
----------------------------------------------------------------------------------------------------------------------
Net investment income                                                                  $  3,435,046       $  6,770,788
----------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                                    (778,004)           460,729
----------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                                3,624,638          2,249,425
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                      6,281,680          9,480,942
----------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
----------------------------------------------------------------------------------------------------------------------
  From net investment income
    Class A                                                                              (2,562,908)        (5,182,778)
----------------------------------------------------------------------------------------------------------------------
    Class B                                                                                (834,164)        (1,529,534)
----------------------------------------------------------------------------------------------------------------------
    Class M                                                                                 (35,332)           (49,476)
----------------------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                                         4,877,106          4,855,431
----------------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                              7,726,382          7,574,585

Net assets
----------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                     134,746,795        127,172,210
----------------------------------------------------------------------------------------------------------------------
End of period (including undistributed net investment
income of $62,192 and $59,550, respectively)                                           $142,473,177       $134,746,795
----------------------------------------------------------------------------------------------------------------------
* Unaudited

The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------------------------
                              Six months
                                   ended
Per-share                        Nov. 30
operating performance         (Unaudited)                                       Year ended May 31
------------------------------------------------------------------------------------------------------------------------------------
                                    1997             1997             1996             1995             1994             1993
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period             $   8.95          $  8.76          $  8.95          $  8.79          $  9.06          $  8.74
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                .23              .47              .47              .51              .51              .55
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments           .19              .19             (.19)             .15             (.27)             .33
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                .42              .66              .28              .66              .24              .88
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                   (.23)            (.47)            (.47)            (.50)            (.51)            (.56)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                 (.23)            (.47)            (.47)            (.50)            (.51)            (.56)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                   $   9.14          $  8.95          $  8.76          $  8.95          $  8.79          $  9.06
------------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)           4.75*            7.73             3.16             7.90             2.57            10.33
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                  $101,012          $98,307          $96,110          $98,418          $95,587          $86,611
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)            .50*            1.03             1.01              .99             1.03             1.08
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)           2.55*            5.32             5.26             5.85             5.60             6.12
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)              8.02*           50.80           109.85            58.18            28.19            37.69
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the year ended May 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).




Financial highlights
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------------------------
                                               Six months
                                                    ended                                                      For the period
Per-share                                         Nov. 30                                                       July 15, 1993+
operating performance                          (Unaudited)                      Year ended May 31                   to May 31
------------------------------------------------------------------------------------------------------------------------------------
                                                     1997             1997             1996             1995             1994
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                               $  8.92          $  8.73          $  8.92          $  8.77           $ 9.18
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 .20              .41              .41              .45              .39
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                            .19              .19             (.19)             .15             (.41)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                 .39              .60              .22              .60             (.02)
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    (.20)            (.41)            (.41)            (.45)            (.39)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.20)            (.41)            (.41)            (.45)            (.39)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                     $  9.11          $  8.92          $  8.73          $  8.92           $ 8.77
------------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                            4.41*            7.04             2.49             7.17             (.32)*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                    $39,645          $35,333          $30,149          $19,698           $8,873
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                             .83*            1.68             1.67             1.63             1.47*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                            2.22*            4.67             4.57             5.15             4.23*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                               8.02*           50.80           109.85            58.18            28.19
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the year ended May 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).




Financial highlights
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------------------------
                                                                Six months
                                                                     ended                                     For the period
Per-share                                                          Nov. 30                                      April 3, 1995+
operating performance                                           (Unaudited)              Year ended May 31          to May 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                      1997             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                 $ 8.94           $ 8.76            $8.95            $8.77
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                  .22              .45              .43              .08
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                             .19              .18             (.18)             .17
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                  .41              .63              .25              .25
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                     (.22)            (.45)            (.44)            (.07)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                   (.22)            (.45)            (.44)            (.07)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                       $ 9.13           $ 8.94            $8.76            $8.95
------------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                                             4.59*            7.29             2.82             2.89*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                      $1,816           $1,106            $ 913            $   1
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                              .65*            1.33             1.32              .21*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                             2.44*            5.01             4.72              .93*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                8.02*           50.80           109.85            58.18
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the year ended May 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).




Notes to financial statements
November 30, 1997 (Unaudited)

Note 1
Significant accounting policies

Putnam Minnesota Tax Exempt Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax and Minnesota personal income tax as the fund's Manager, Putnam Investment Management, Inc. ("Putnam Management"), a wholly-owned subsidiary of Putnam Investments, Inc., believes is consistent with preservation of capital by investing primarily in a portfolio of Minnesota tax-exempt securities.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations.

E) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At May 31, 1997, the fund had a capital loss carryover of approximately $1,555,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover                 Expiration
------------------------------------------------------------
    $723,000                   May 31, 2003
     832,000                   May 31, 2004

F) Distributions to shareholders Income dividends are recorded daily by the fund and are distributed monthly. Capital gain distributions if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

G) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. Discounts on zero coupon bonds and original issue discount bonds are accreted according to the yield to maturity basis.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.60% of the first $500 million of average net assets, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion, and 0.33% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the six months ended November 30, 1997, fund expenses were reduced by $38,016 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Trustees of the funds receive an annual Trustees fee of which $368 has been allocated to the fund and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees currently limit payment by the fund to an annual rate of 0.20%, 0.85% and 0.50% of the average net assets attributable to class A, class B and class M shares respectively.

For the six months ended November 30, 1997, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $7,094 and $-- from the sale of class A and class M shares, respectively and $28,300 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the six months ended November 30, 1997, Putnam Mutual Funds Corp., acting as underwriter received $124 on class A redemptions.

Note 3
Purchase and sales of securities

During the six months ended November 30, 1997, purchases and sales of investment securities other than short-term investments aggregated $14,229,332 and $10,638,612, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At November 30, 1997, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                            Six months ended
                                           November 30, 1997
------------------------------------------------------------
Class A                              Shares           Amount
------------------------------------------------------------
Shares sold                         616,066      $ 5,600,811
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
dividends                           191,896        1,746,057
------------------------------------------------------------
                                    807,962        7,346,868

Shares
repurchased                        (737,556)      (6,705,871)
------------------------------------------------------------
Net increase                         70,406      $   640,997
------------------------------------------------------------

                                                  Year ended
                                                May 31, 1997
------------------------------------------------------------
Class A                              Shares           Amount
------------------------------------------------------------
Shares sold                       1,283,188      $11,437,737
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
dividends                           389,142        3,468,329
------------------------------------------------------------
                                  1,672,330       14,906,066

Shares
repurchased                      (1,654,928)     (14,754,582)
------------------------------------------------------------
Net increase                         17,402      $   151,484
------------------------------------------------------------

                                            Six months ended
                                           November 30, 1997
------------------------------------------------------------
Class B                              Shares           Amount
------------------------------------------------------------
Shares sold                         531,312      $ 4,813,935
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
dividends                            61,021          553,516
------------------------------------------------------------
                                    592,333        5,367,451

Shares
repurchased                        (200,240)      (1,814,172)
------------------------------------------------------------
Net increase                        392,093      $ 3,553,279
------------------------------------------------------------

                                                  Year ended
                                                May 31, 1997
------------------------------------------------------------
Class B                              Shares           Amount
------------------------------------------------------------
Shares sold                         790,026      $ 7,019,605
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
dividends                           111,269          988,567
------------------------------------------------------------
                                    901,295        8,008,172

Shares
repurchased                        (391,861)      (3,478,216)
------------------------------------------------------------
Net increase                        509,434      $ 4,529,956
------------------------------------------------------------

                                            Six months ended
                                           November 30, 1997
------------------------------------------------------------
Class M                              Shares           Amount
------------------------------------------------------------
Shares sold                          74,682      $   677,454
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
dividends                             3,188           28,976
------------------------------------------------------------
                                     77,870          706,430

Shares repurchased                   (2,591)         (23,600)
------------------------------------------------------------
Net increase                         75,279      $   682,830
------------------------------------------------------------

                                                  Year ended
                                                May 31, 1997
------------------------------------------------------------
Class M                              Shares           Amount
------------------------------------------------------------
Shares sold                          21,421      $   191,695
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
dividends                             5,478           48,811
------------------------------------------------------------
                                     26,899          240,506

Shares repurchased                   (7,453)         (66,515)
------------------------------------------------------------
Net increase                         19,446      $   173,991
------------------------------------------------------------


Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA  02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Gary N. Coburn
Vice President

William J. Curtin
Vice President

Jerome J. Jacobs
Vice President

Blake E. Anderson
Vice President

Leslie J. Burke
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Minnesota Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.



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PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

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Bulk Rate
U.S. Postage
PAID
Putnam
Investments
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SA049-36883-279              11/97